EXHIBIT 10.33

                           GUARANTY, CROSS DEFAULT AND
                        CROSS COLLATERALIZATION AGREEMENT


         THIS GUARANTY, CROSS DEFAULT AND CROSS COLLATERALIZATION AGREEMENT (hereinafter this "Agreement") made as of June 30, 1992 among AMS PROPERTIES, INC., a Delaware corporation ("AMS"), and GCI HEALTH CARE CENTERS, INC., a Delaware corporation ("GCI"), and HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust (together with its successors and assigns, "HRP") .

         WHEREAS, pursuant to a letter agreement dated April 10, 1992 (the "Letter Agreement"), between GranCare, Inc., a California corporation and owner of 100% of the capital stock of GCI ("GranCare"), and HRP, HRP and GCI agreed to enter into a long-term lease with respect to certain real property, and the related improvements and personal property, located in Arizona, California and South Dakota pursuant to leases of even date herewith each of which incorporates by reference a master lease document of even date herewith by and between HRP, as Landlord and GCI, as tenant (as such leases may be amended, modified or supplemented from time to time, the "GCI Lease");

         WHEREAS, HRP has agreed to enter into the GCI Lease provided that AMS, which company is under common control with GCI and has heretofore entered into sale-leaseback, mortgage financing and/or leasing transactions with HRP, agrees to guarantee payment and performance of GCI's obligations to HRP and to certain cross collateralization and cross default provisions;

         WHEREAS, AMS will materially benefit from the consummation of the transaction described in the Letter Agreement and in furtherance thereof AMS has determined that it is in its best interests and in pursuit of its business purposes that it induce HRP to enter into the GCI Lease by executing and delivering this Guaranty;

         WHEREAS, upon the consummation of the transaction described in the Letter Agreement and execution and delivery of the GCI Lease, GCI will conduct its business at the Leased Properties (as such term is defined in the GCI Lease) and GCI will materially benefit from the GCI Lease and, in furtherance thereof, GCI has determined that it is in its best interests and in pursuant of its business purposes that it induce HRP to enter into the GCI Lease by executing and delivering this Guaranty; and

         WHEREAS, AMS has agreed to guaranty payment and performance of GCI's obligations to HRP and to the requested cross collateralization and cross default provisions only if GCI agrees to guaranty payment and performance of the obligations of AMS to


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HRP and to certain cross collateralization and cross default provisions.

         NOW THEREFORE in consideration of the foregoing and to induce HRP to enter into the GCI Lease, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Definitions.

         Capitalized terms used and not otherwise defined herein shall have the meaning assigned to such terms in the GCI Lease and the AMS Lease, respectively, otherwise the terms set forth below shall have the following definitions:

         "Affiliate" shall mean as to any Person (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more on a consolidated basis, of the outstanding capital stock, shares, equity or beneficial interests of such Person, or (c) any officer, director, employee, general partner or trustee of such Person or any other Person controlling, controlled by or under common control with such Person (excluding trustees and Persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests or otherwise.

         "Event of Default" shall mean any "Event of Default" under, and as defined in, any Security Document.

         "Guaranteed Obligations" shall mean collectively the payment and performance of each and every obligation, joint or several, now existing or hereafter incurred, and whether contingent, noncontingent, liquidated, unliquidated, matured or unmatured, or otherwise, of each of AMS and GCI (each a "Guarantor" and collectively the "Guarantors") to HRP, under any and all documents, agreements and instruments by, between or among any Guarantor or Guarantors with, to or for the benefit of HRP, whether now existing or hereafter arising, and, including, without limitation,

                  (i) payment and performance of all covenants and agreements of the tenant/lessee, including, without limitation, payment of all Minimum Rent, Additional Rent and Additional Charges (as such terms are defined in the applicable Lease) and all other amounts due and payable

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                                      -3-

                  under (A) the GCI Lease; and (B) the leases, dated as of December 28, 1990, each of which incorporates by reference a master lease document dated as of December 28, 1990, between HRP, as lessor and AMS, as lessee, relating to the real and personal property subject thereto and being described more particularly therein (as such leases may be amended, modified or supplemented from time to time, the "AMS Lease", and together with the GCI Lease, the "Leases");

                  (ii) payment of the principal of, and all interest and other charges or amounts due on or under, the Promissory Note, dated December 28, 1990, made by AMS to the order of HRP, in the original principal amount of Fifteen Million Dollars ($15,000,000) (the "AMS Note"); and

                  (iii) payment and performance of all covenants and agreements of either of the Guarantors to HRP under any of the Security Documents (as hereinafter defined); and

                  (iv) payment and performance of all other now existing or hereafter arising Indebtedness, covenants, liabilities, obligations and agreements to, with or for the benefit of HRP (including, without limitation, all now existing or hereafter arising Indebtedness, covenants, obligations and agreements created, arising or set forth under all leases and loan documents with HRP) from, of or by (A) the Guarantors (and/or any of their Affiliates) and/or (B) any endorser, surety or guarantor of any of the Security Documents (and/or any Affiliate of any such endorser, surety or guarantor).

         "Guarantors" shall mean collectively, AMS and GCI and their respective successors and assigns.

         "Guaranty" shall mean any obligation, contingent or otherwise, of any Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect: (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness; or (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness; or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term Guaranty shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

         "Indebtedness" shall mean all obligations, contingent or otherwise, which in accordance with GAAP should be reflected on
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                                      -4-


the obligor's balance sheet or in notes thereto as liabilities and in any event shall include all Guaranties. The amount of any Guaranty of Indebtedness or other contingent Indebtedness shall equal the amount of such Indebtedness as though it were not contingent.

         "Leases" shall mean collectively, the GCI Lease and the AMS Lease.

         "Notice" As defined in Section 22.

         "Person" shall mean any individual, corporation, general or limited partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, unincorporated association, any government or agency or political subdivision thereof or any other entity.

         "Security Documents" shall mean any and all documents, agreements and instruments, whether now existing or hereafter executed, made in connection with, relating to, evidencing, or creating security or collateral for the Guaranteed Obligations including, without limitation, the AMS Note, the Leases, the Transaction Documents (as such term is defined in the AMS Lease and in the GCI Lease, respectively) and the Amended and Restated HRP Shares Pledge Agreement of even date herewith by and between AMS and HRP.


Section 2.  Guarantee.

         Each Guarantor hereby, jointly and severally, unconditionally guarantees to HRP (i) the full and punctual payment when due, whether at the stated or accelerated maturity thereof or upon any mandatory or voluntary prepayment date, termination or otherwise, of each of the Guaranteed Obligations, and (ii) the performance and observance of all agreements, obligations, warranties and covenants of any of the Guarantors comprising the Guaranteed Obligations. This guarantee is a guarantee of payment and not of collectibility and is absolute and in no way conditional or contingent and each Guarantor hereby expressly waives any right to require that any action be brought against the primary obligor or principal debtor on any Guaranteed Obligation, against such Guarantor or against any other Guarantor or to require that resort be had to any security or collateral. In case any part of the Guaranteed Obligations shall not have been paid when due and payable, each Guarantor shall, within ten (10) days after receipt of Notice (as such term is hereinafter defined) from HRP, pay or cause to be paid to HRP the amount thereof as shall then be due and payable (including interest and other charges, if any, due thereon through the date of payment); provided, however, nothing herein shall be construed to create or extend any grace period under any Security Document.

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                                      -5-

         Each Guarantor further agrees, both jointly and severally, that if at any time all or any part of any payment theretofore made by the principal debtor, primary obligor or any other Guarantor to HRP for application to or in respect of any of the Guaranteed Obligations is or must be rescinded or returned or restored for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any obligor of the Guaranteed Obligations or any other Guarantor), such Guaranteed Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded, restored or returned, be deemed to have continued in existence, notwithstanding such payment or application, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations, all as though such payment to or application by HRP had not been made.


Section 3.  Cross Default; Cross Collateralization.

         Each Guarantor agrees that all collateral now or hereafter pledged, granted, mortgaged, deeded, assigned or otherwise transferred as security for any indebtedness or obligations of any Guarantor to HRP shall constitute and be deemed to be collateral (the "Collateral") securing all of the Guaranteed Obligations, and each Guarantor hereby grants to HRP a continuing security interest in all the Collateral and in all additions, accessions and replacements thereof and thereto. Any default in the full and punctual payment and performance of any of the Guaranteed Obligations or in or under any Security Document or in or under this Agreement shall, after the passage of any applicable grace period, constitute and be deemed to be an event of default in respect of each and every Guaranteed Obligation under each Security Document. Upon the occurrence of any such default, in addition to all other rights and remedies HRP may have under any Security Document HRP may, at its option, declare all of the Guaranteed Obligations and all other liabilities and obligations of the Guarantors to HRP hereunder, under the Security Documents or otherwise, immediately due and payable to HRP without further demand or notice of any nature, all of which are expressly waived by the Guarantors. HRP may realize upon the Collateral in any manner and in any order not inconsistent with applicable law and each Guarantor hereby waives, to the fullest extent permitted by applicable law, the right, if any, to require any sale of Collateral to be made in parcels, and the right, if any, to select parcels to be sold, and the right, if any, to require marshalling of Collateral or assets.


Section 4.  Unenforceability of Guaranteed Obligations, Etc.

         If the primary obligor, any other Guarantor or any other person is for any reason under no legal obligation to discharge any of the Guaranteed Obligations, or if any other moneys included in the Guaranteed Obligations have become unrecoverable from the

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                                      -6-

primary obligor, any other Guarantor or any other person by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation, any document, instrument or agreement creating or evidencing any Guaranteed Obligation or any Security Document or any limitation on the liability of the primary obligor, any other Guarantor or any other person thereunder or any limitation on the method or terms of payment under any Guaranteed Obligation which may now or hereafter be caused or imposed in any manner whatsoever, the guarantees hereby and herein granted and set forth in this Agreement shall nevertheless remain in full force and effect and shall be binding upon each other Guarantor to the same extent as if each such Guarantor at all times had been the primary obligor or principal debtor on all such Guaranteed Obligations.

Section 5.  Representations and Warranties.

         Each Guarantor hereby represents, and warrants, for itself and for the other Guarantors, that:

         5.1. Status and Authority of Guarantors. Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power and authority (corporate and other) under the laws of such state and its corporate charter and by-laws to own its property and assets, to enter into and perform its obligations, under this Agreement and the Security Documents to which it is a party, and to transact the business in which it is engaged or presently proposes to engage. Each Guarantor has duly qualified and is in good standing in each jurisdiction in which the nature of the business conducted or to be conducted by it or the ownership of its properties requires such qualification.

         5.2. Corporate Action of Guarantors. Each Guarantor has taken all necessary action (corporate or other) under its corporate charter and by-laws to authorize the execution, delivery and performance, of this Agreement and the Security Documents to which it is a party, and this Agreement and each Security Document constitute the valid and binding obligation and agreement of each Guarantor enforceable in accordance with its terms, except insofar as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors, and moratorium laws from time to time in effect.

         5.3. Adverse Restrictions, Authorizations. Neither the execution and delivery of this Agreement by any Guarantor nor compliance with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, could constitute, a violation of or conflict with, or result in any breach of, or default under, the terms, conditions or provisions of, or require any consent, permit,

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                                      -7-

approval, authorization, declaration or filing under or pursuant to, any statute, law, judgment, decree, order, rule or regulation applicable to any Guarantor, any of the Security Documents or any other agreement, instrument or understanding to which any Guarantor is a party or by which either Guarantor, or any of their properties is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of such properties or any portion thereof or interest therein (other than the liens created by the Security Documents), and no such condition or event of itself, or with the giving of notice or the passage of time, or both, will result in the acceleration of the due date of any obligation of any Guarantor or by which any Guarantor or any of its properties is bound.


Section 6.  Covenants.

         6.1. Prompt Payment of Guaranteed Obligations. Each Guarantor will pay or cause to be paid when due the Guaranteed Obligations and all other obligations under this Agreement.

         6.2. Maintenance of Accounts and Records. Each Guarantor will keep true records and books of account in which full, true and correct entries will be made of dealings and transactions in relation to the business and affairs of such Guarantor in accordance with GAAP. Each Guarantor will apply accounting principles in the preparation of its financial statements which, in the judgment and the opinion of its independent public accountants, are in accordance with GAAP, except for changes approved by such independent public accountants.

         6.3. Payment of Expenses. Each Guarantor agrees, as principal obligor and not as guarantor only, to pay to HRP forthwith upon demand, in immediately available Federal funds, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by HRP in connection with the enforcement of this Agreement, together with interest on amounts recoverable under this Agreement from the time such amounts become due until payment at the highest rate then prevailing under the terms of the applicable Security Document for overdue payments of principal, interest or rent, as the case may be, or if less, the maximum rate of interest permitted by law. The covenants and agreements of each Guarantor set forth in this Section 6.3 shall survive the termination of this Agreement.

         6.4. Reports. Each Guarantor shall promptly provide to HRP such certificates, reports and other documents required of it hereunder and under the Security Documents.

         6.5. Taxes, etc. Each Guarantor shall pay and discharge promptly as they become due and payable all taxes, assessments charges or levies imposed upon such Guarantor or such Guarantor's income, property, real, personal or mixed, or upon any part thereof, as well as all claims of any kind (including claims for

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                                      -8-

labor, materials and supplies) which, if unpaid, might by law become a lien or charge upon such Guarantor's property.

         6.6. Legal Existence. Each Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         6.7. Compliance. Each Guarantor shall comply in all respects with all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to environmental, safety and other similar standards or controls).

         6.8. Insurance. Each Guarantor shall maintain with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by owners of established reputation engaged in the same or similar businesses and similarly situated, in such amounts and by such methods as shall be customary for such owners.

         6.9. Adverse Change. Each Guarantor shall promptly give notice to HRP of any event which will or either Guarantor reasonably believes will result in a material adverse change in its financial condition.


Section 7.  Stay of Acceleration.

         If acceleration of the time for payment or performance of any Guaranteed Obligation is stayed upon the insolvency, bankruptcy or reorganization of any Guarantor or any other Person or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable by the other Guarantor hereunder forthwith upon demand.


Section 8.  Additional Guarantees.

         This Agreement shall be in addition to any other guarantee or other security for the Guaranteed Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security.


Section 9.  Setoff.

         In addition to and not in limitation of any rights of HRP, HRP shall, upon the occurrence of any default or Event of Default, have the right to appropriate and apply to the payment of the Guaranteed Obligations, whether or not then due, and each

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                                      -9-

Guarantor hereby grants to HRP a continuing security interest in, any and all balances, credits, deposits, security deposits, accounts or monies of the Guarantors now or hereafter maintained with or for the account of HRP.

Section 10.  Consents and Waivers, Etc.

         Each Guarantor hereby (a) acknowledges receipt of correct and complete copies of each of the Security Documents, and consents to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance therewith, (b) agrees that the documents, instruments and agreements creating or evidencing the Guaranteed Obligations may be modified or amended at any time without the consent of each Guarantor and that no such modification or amendment shall in any way release or discharge any Guarantor from its obligations under this Agreement; and (c) waives to the maximum extent permitted by applicable law, (i) presentment, demand for payment, and protest of nonpayment, of any principal of or interest or premium on any of the Guaranteed Obligations, (ii) notice of acceptance of this Agreement, (iii) notice of any indulgence, extensions or renewals granted to any obligor with respect to the Guaranteed Obligations, (iv) any requirement of diligence or promptness in the enforcement of rights under the Security Documents or any other agreement or instrument directly or indirectly relating thereto or to the Guaranteed Obligations, (v) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Guaranteed Obligations, (vi) notice of any of the matters referred to in subsection (b) hereof, (vii) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to its liability under this Agreement, (viii) all statutes of limitations as a defense to any action brought against any Guarantor, to the fullest extent permitted by law, (ix) any right to require HRP, as a condition of enforcement of this guaranty, to proceed against the primary obligor, any other Guarantor or any other person or to proceed against or exhaust any security held by HRP at any time or to pursue any other right or remedy in HRP's power before proceeding against any Guarantor, (x) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of HRP to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other person or persons, (xi) any defense based upon an election of remedies by HRP, (xii) any defense based upon any lack of diligence by HRP in the collection of any Guaranteed Obligation, (xiii) any duty on the part of HRP to disclose to any Guarantor any facts HRP may now or hereafter know about another Guarantor, (xiv) any defense arising because of an election made by HRP under Section 1111(b)(2) of the Federal Bankruptcy Code, (xv) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code, and (xvi) any defense based upon

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                                      -10-


or arising out of any defense which any Guarantor or any other person may have to the payment or performance of the Guaranteed Obligations. Each Guarantor authorizes each other Guarantor and each other obligor in respect of the Guaranteed Obligations and HRP at any time in its discretion, as the case may be, to alter any of the terms of the Guaranteed Obligations.


Section 11.  WAIVER OF JURY TRIAL.

INITIALS EXCEPT TO THE EXTENT PROHIBITED BY LAW WHICH CANNOT BE WAIVED, EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS PARAGRAPH OR THIS AGREEMENT OR ANY OF THE SECURITY DOCUMENTS. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT ON THE OTHER GUARANTOR'S ENTERING INTO THIS AGREEMENT.

Section 12.  No Impairment, Etc.

         The joint and several obligations, covenants, agreements and duties of each Guarantor under this Agreement shall not be affected or impaired by any of the following: (i) any assignment or transfer in whole or in part of any of the Guaranteed Obligations without notice to the Guarantors, (ii) any waiver by HRP or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by any Guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Security Documents, (iii) any indulgence in or the extension of the time for payment of any amounts payable under or in connection with the Guaranteed Obligations or the security Documents or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof, (iv) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of any Guarantor set forth in any of the foregoing, (v) a Change in Control or the voluntary or involuntary sale or other disposition of all or substantially all the assets of any of the Guarantors, (vi) insolvency, bankruptcy, or other similar proceedings affecting any Guarantor or any assets of any Guarantor,
(vii) the release or discharge of any Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law, or (viii) any other cause, whether similar or dissimilar to the foregoing.

Section 13.  Reimbursement, Subrogation, Etc.

         Each Guarantor hereby covenants and agrees that no Guarantor will enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against the primary obligor, any other Guarantor or any other Person with respect to the Guaranteed Obligations prior to the payment in full and performance of all of the Guaranteed Obligations.


Section 14.  Successors and Assigns.

         Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Guaranteed Obligations; and all representations, warranties, covenants and agreements by or on behalf of each Guarantor which are contained in this Agreement shall inure to the benefit of HRP's successors and assigns, including without limitation said holders, whether so expressed or not.


Section 15.  Governing Law.

         EXCEPT AS TO MATTERS REGARDING THE INTERNAL AFFAIRS OF HRP AND ISSUES OF OR LIMITATIONS ON ANY PERSONAL LIABILITY OF THE SHAREHOLDERS AND TRUSTEES OF HRP FOR OBLIGATIONS OF HRP, AS TO WHICH THE LAWS OF THE STATE OF MARYLAND SHALL GOVERN, THIS AGREEMENT AND ANY OTHER INSTRUMENTS EXECUTED AND DELIVERED TO EVIDENCE, COMPLETE, OR PERFECT THE TRANSACTIONS CONTEMPLATED HEREBY WILL BE INTERPRETED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE LAWS GOVERNING CONFLICTS OF LAWS) OF THE COMMONWEALTH OF MASSACHUSETTS.

         ANY ACTION TO ENFORCE, ARISING OUT OF, OR RELATING IN ANY WAY TO, ANY OF THE PROVISIONS OF THIS AGREEMENT MAY BE BROUGHT AND PROSECUTED IN SUCH COURT OR COURTS LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS AS IS PROVIDED BY LAW; AND THE PARTIES CONSENT TO THE JURISDICTION OF SAID COURT OR COURTS LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS AND TO SERVICE OF PROCESS BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MANNER PROVIDED BY LAW.

Section 16.  Modification of Agreement.

         No modification or waiver of any provision of this Agreement, nor any consent to any departure by a Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by HRP, and such modification, waiver or consent shall be effective only in the specific instances and for the specific purpose for which given. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same, similar or other circumstances.


Section 17.  No Waiver of Rights by HRP.

         Neither any failure nor any delay on the part of HRP, or on the part of any holder of the Guaranteed Obligations, in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.


Section 18.  Severability.

         In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.


Section 19.  Headings; Counterparts.

         Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.


Section 20.  Remedies Cumulative.

         No remedy herein conferred upon HRP or the holders of the Guaranteed Obligations is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

Section 21.  Amendments to Security Documents.

         Each Guarantor agrees that if and to the extent that pursuant to the laws of any jurisdiction in which any Security Document is recorded or filed an amendment to such Security Document is required to be recorded or filed to implement, perfect the interests granted by or carry out the intents and purposes of this Agreement, HRP may prepare and file or record such amendment and each Guarantor agrees to use its best efforts to effect any required or desirable recordation or filing of any such amendment. HRP, as attorney in fact pursuant to Section 23 hereof, may, in the name and stead of each of the Guarantors, be required or desire to make and to execute all conveyances, assignments, amendments and transfers of this Agreement pursuant to this Section
21. If so requested by HRP, each of the Guarantors shall ratify and confirm any such assignment or amendment by executing and delivering to HRP all such instruments as may, in the judgment of HRP, be reasonably necessary or appropriate for such purpose.


Section 22.  Notices.

         Any notice, request, demand, statement or consent ("Notice") desired or required to be given hereunder shall be in writing and shall be delivered by hand, sent by certified mail, return receipt requested, sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given (i) when actually delivered, if delivered by hand, (ii) upon receipt, if sent by certified mail, or (iii) the next business day after being placed in the possession of an overnight delivery service, if sent by an overnight delivery service, and shall be addressed as follows:

If to any Guarantor:              [Guarantor]
                                  c/o GranCare, Inc.
                                  300 Corporate Pointe
                                  Suite 300
                                  Culver City, California  90230
                                  Attn:  President

With a copy to:                   Andrews & Kurth L.L.P.
                                  4200 Texas Commerce Tower
                                  Houston, Texas  77002
                                  Attn:  John H. Nash, Esq.

If to HRP:                        Health and Rehabilitation Properties Trust
                                  400 Centre Street
                                  Newton, Massachusetts  02458
                                  Attn:  President

In each case
With a copy to:                   Sullivan & Worcester LLP
                                  One Post Office Square
                                  Boston, Massachusetts  02109
                                  Attn:  Lena G. Goldberg, Esq.

or at such other place as any party hereto may from time to time hereafter designate to the other in writing.

         Each Guarantor covenants and agrees to give to HRP not less than 10 days' prior Notice of any change in (i) the name in which it conducts its business, (ii) the location and address of its chief executive office or its chief place of business and (iii) the location of any Collateral, clearly describing such change and providing such other information in connection therewith as HRP may reasonably request.


Section 23.  HRP Appointed Attorney in Fact; Indemnity.

         HRP is hereby appointed the attorney-in fact, with full power of substitution, of each Guarantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Guaranteed Obligations have been fully paid and performed and shall not be affected by any disability or incapacity which the Guarantors may suffer and shall survive the same. The power of attorney conferred on HRP pursuant to the provisions of this Section 23 is provided solely to protect the interests of HRP and shall not impose any duty on HRP to exercise any such power, and neither HRP nor such attorney in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct. Each Guarantor shall and hereby agrees on demand to indemnify and save harmless HRP for, from and against any liability or damage which it may incur, in good faith and without negligence, in the exercise and performance of any of HRP's powers and duties specifically set forth herein.

Section 24.  Nonliability of Trustees.

         THE DECLARATION OF TRUST ESTABLISHING HRP, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY

PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         WITNESS the execution hereof under seal as of the date first written above.

                                      GUARANTORS:

                                      GCI HEALTH CARE CENTERS, INC.,
                                      a Delaware corporation



                                      By:/S/ Evrett Benton
                                           Evrett W.  Benton
                                           Its:  Executive Vice President

                                      AMS PROPERTIES, INC.,
                                      a Delaware corporation



                                      By:/s/ Kevin W. Pendergest
                                           Kevin W. Pendergest
                                           Its:  Executive Vice President

Agreed and Accepted:

HEALTH AND REHABILITATION
PROPERTIES TRUST, a Maryland
real estate investment trust



By:/s/ David J. Hegarty
     David J. Hegarty
     Its:  Treasurer


                 Signature page for Guaranty, Cross Default and
                 Cross Collateralization Agreement by and among
             GCI Health Care Centers, Inc. and AMS Properties, Inc.
                           dated as of June 30, 1992.